                                                                    EXHIBIT 10.1

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated
                                                          ---------
effective as of March 23, 2000, is among ENCOMPASS SERVICES CORPORATION, a Texas corporation (formerly Group Maintenance America Corp., the "Company"), the
                                                            -------
Subsidiaries of the Company listed on the signature pages hereto as Guarantors (together with each other Person who subsequently becomes a Guarantor, collectively, the "Guarantors"), the banks and other financial institutions
                   ----------
listed on the signature pages hereto under the caption "Banks" (together with each other person who becomes a Bank, collectively, the "Banks") CHASE BANK OF
                                                         -----
TEXAS, NATIONAL ASSOCIATION, individually as a Bank and as Syndication Agent, FIRST UNION NATIONAL BANK, individually as a Bank and as Documentation Agent, and BANK OF AMERICA, N.A., individually as a Bank ("Bank of America") and as
                                                    ---------------
Administrative Agent for the other Banks (in such capacity, together with any other Person who becomes the administrative agent, the "Administrative Agent").
                                                        --------------------

          A. The Company, the Banks, the Syndication Agent, the Documentation Agent and the Administrative Agent have entered into that certain Credit Agreement dated as of February 22, 2000 (as amended, restated, or modified from time to time, the "Credit Agreement").
                   ----------------

          B. The Company has requested that the Credit Agreement be amended in certain respects, and the Banks party hereto are willing to comply with such request subject to the terms and provisions of this Amendment.

          NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  Definitions
                                  -----------

          Section 1.1  Definitions.  Capitalized terms used in this Amendment,
                       -----------
to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.


                                   ARTICLE 2

                                  Amendments
                                  ----------

          Section 2.1  Amendments to Section 1.01
                       --------------------------

               (a)  The following definitions appearing in Section 1.01 of the
                                                           ------------
Credit Agreement are hereby amended to read in their entirety as follows:

          "Loan" and "Loans" means Revolving Loans (including Swingline Advances), Tranche A Term Loans, and Tranche B Term Loans and, solely for purposes of Section 2.07(b) hereof, Tranche C Term Loans.

          "Term Loans" means, collectively, Tranche A Term Loans and Tranche B Term Loans and, solely for purposes of Section 2.07(b) hereof, Tranche C Term Loans.

               (b)     The following additional definitions are added to Section
1.01 of the Credit Agreement to appear therein in their proper alphabetical order and to read in their entirety as follows:

          "First Amendment" means the First Amendment to this Agreement dated as of March 23, 2000.

          "Tranche C Term Loan" shall have the meaning provided in Section
                                                                   -------
7.03(r).
-------

          Section 2.2  Amendments to Section 2.07(b).  Clause (v) of Section
                       -----------------------------   ---------------------
2.07(b) of the Credit Agreement is hereby amended to read in its entirety as
-------
follows:

               (v)     Application of Proceeds of Prepayments. All prepayments
                       --------------------------------------
               pursuant to this Section 2.07, other than pursuant to clauses (i)
                                ------------                         -----------
               and (ii) above, shall be applied to the Term Loans, pro rata with
               --------
               respect to each remaining installment of principal (including the final installment due on the Term Loans), until the Term Loans are paid in full and thereafter to the Revolving Loans without any reduction in the Revolving Loan Commitments. Prepayments made pursuant to clause (i) above shall be applied to the Revolving
                           ----------
               Loans without any reduction in the Revolving Loan Commitments. Prepayments made pursuant to clause (ii) above shall be applied
                                            -----------
               pro rata to all of the Loans (and pro rata with respect to each remaining installment (including the final installment) of the Term Loans) with a permanent reduction of the Revolving Loan Commitments in the amount of the prepayment applied to the Revolving Loans. Anything herein to the contrary notwithstanding, so long as any Tranche A Term Loan or Tranche B Term Loan is outstanding, any holder of a Tranche C Term Loan shall have the right to refuse to be prepaid its portion of any prepayment pursuant to this Section 2.07(b). In such event, the prepayment refused by such holder of a Tranche C Term Loan shall be allocated as provided in this clause (v) to holders of Loans other than holders of a Tranche C Term Loan.


          Section 2.3  Amendment to Section 7.03.  Section 7.03 of the Credit
                       -------------------------   ------------
Agreement is hereby amended by deleting the word "and" at the end of clause (p) thereof, by changing the period at the end of clause (q) thereof to a semi-colon followed by the word "and," and by inserting thereafter a new clause (r) to read in its entirety as follows:

               (r) Up to $200,000,000 in principal amount of additional Indebtedness under this Agreement or an independent agreement (secured by the Collateral) to constitute a new Tranche C Term Loan (herein so called) such loan to be substantially on the terms set forth in Exhibit A to the First Amendment) in the event that the Company is able to identify existing or additional lenders willing to commit to advance such additional amount provided that:
                                              --------
     (i) as of the date of the First Amendment to this Agreement, none of the Banks party to the Credit Agreement have agreed to commit to advance any such additional amount; (ii) the weighted average life to maturity and maximum contractual interest rate of such additional obligations shall not materially exceed (or, in the case of maturity, be materially less than) those described under Exhibit A to the First Amendment; and (iii) no changes to the covenants contained herein will be made without the consent of Majority Banks.

     Section 2.4  Amendment to Section 7.04.  Section 7.04 of the Credit
                  -------------------------   ------------
Agreement is hereby amended by deleting the word "and" at the end of clause (g) thereof, by changing the period at the end of clause (i) thereof to a semicolon followed by the word "and," and by inserting thereafter a new clause (j) to read in its entirety as follows:

          (j)     Liens on the Collateral securing the Tranche C Term Loan pari
                                                                           ----
     passu with the Liens created by the Loan Documents (which Liens may be
     -----
     created by amending the Security Documents to treat the Obligations and the Tranche C Term Loan equally and ratably as secured obligations thereunder).

                                   ARTICLE 3

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     Section 3.1  Ratifications.  The terms and provisions set forth in this
                  -------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Company and the Banks agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, except, in each case, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, and by general principles of equity regardless of whether such enforceability is sought in a proceeding in equity or at law.

     Section 3.2  Representations and Warranties.  The Company hereby represents
                  ------------------------------
and warrants to the Banks that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of the Company and will not violate the certificate or articles of incorporation, other organizational documents or bylaws of the Company or any Guarantor; (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Credit Agreement, made only in reference to a specific date); and (iii) no Default or Event of Default has occurred and is continuing.


                                   ARTICLE 4

                                 Miscellaneous
                                 -------------

     Section 4.1  Conditions to Effectiveness.  This Amendment shall be
                  ---------------------------
effective upon the execution hereof by the Company, Majority Banks and the Administrative Agent and upon delivery to the Administrative Agent of each of the following documents:

     (a) Resolutions.  Resolutions of the board of directors or other
         -----------
     appropriate body of the Company and each Subsidiary certified by its Secretary or an Assistant Secretary or other analogous officer or representative which authorize the execution, delivery and performance by such Person of this Amendment and such other Loan Documents to be executed in connection herewith to which it is or is to be a party;

     (b) Incumbency Certificate.  A certificate of incumbency certified by the
         ----------------------
     Secretary or an Assistant Secretary or other analogous officer or representative of the Company and each Subsidiary certifying as to the name of each officer or other representative of such Person (i) who is authorized to sign this Amendment or any Loan Documents to which such Person is or is to be a party (including any certificates contemplated herein), together with specimen signatures of each such officer or other representative, and (ii) who will, until replaced by other officers or representatives duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated thereby;

     (c) Articles or Certificates of Incorporation, etc.  Certified copies of
         ----------------------------------------------
     any amendments of or other changes to the articles or certificates of incorporation, certificate of formation, certificate of limited partnership, partnership agreement or other analogous constitutional document of the Company and each Subsidiary since February 22, 2000, certified by the Secretary of State or other applicable Governmental Authority of the state or other jurisdiction of incorporation or organization of such Person and dated as of a current date;

     (d) Bylaws.  Certified copies of any amendments of or other changes to the
         ------
     bylaws or other analogous constitutional document of the Company and each Subsidiary since February 22, 2000, certified by the Secretary or an Assistant Secretary or other analogous officer or representative of such Person;

     (e) Government Certificates.  Certificates of appropriate officials as to
         -----------------------
     the existence and good standing, status or compliance, as applicable, of the Company and each Subsidiary, reasonably requested by the Administrative Agent, in their respective jurisdictions of incorporation or organization and any and all jurisdictions where such

     Person is qualified to do business as a foreign corporation or other entity, each such certificate to be dated as of a current date;

     (f) Payment of Fees and Expenses.  The Company shall have paid all fees and
         ----------------------------
     expenses of or incurred by the Administrative Agent and its counsel to the extent billed on or before the date hereof and payable pursuant to this Amendment;

     (g) No Prohibitions.  No Governmental Requirement shall prohibit the
         ---------------
     consummation of the transactions contemplated by this Amendment or any other Loan Document to be delivered in connection herewith, and no order, judgment or decree of any Governmental Authority or arbitrator shall, and no litigation or other proceeding shall be pending or threatened which would, enjoin, prohibit, restrain or otherwise adversely affect the consummation of the transactions contemplated by this Amendment or the other Loan Documents to be delivered in connection herewith;

     (h) Opinion of Counsel.  Opinion addressed to the Administrative Agent and
         ------------------
     the Banks from Bracewell & Patterson, L.L.P. and the General Counsel to the Company, as to such matters as the Administrative Agent may reasonably request; and

     (i) Proceedings Satisfactory.  All matters and proceedings taken in
         ------------------------
     connection with this Amendment and the other Loan Documents to be delivered in connection herewith shall be reasonably satisfactory to the Administrative Agent and its counsel.

Borrower shall deliver, or cause to be delivered, to the Administrative Agent sufficient counterparts of each agreement, document or instrument to be received by the Administrative Agent under this Section 4.1 to permit the Administrative
                                       -----------
Agent to distribute a copy of the same to each Lender.

     Section 4.2  Survival of Representations and Warranties.  All
                  ------------------------------------------
representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Banks or the Administrative Agent shall affect the representations and warranties or the right of the Banks or the Administrative Agent to rely upon them.

     Section 4.3  Reference to Credit Agreement.  Each of the Loan Documents,
                  -----------------------------
including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     Section 4.4  Expenses of Agent.  As provided in the Credit Agreement, the
                  -----------------
Company agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto.

     Section 4.5   Severability. Any provision of this Amendment held by a court
                   ------------
of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 4.6   Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                   --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     Section 4.7   Successors and Assigns.  This Amendment is binding upon and
                   ----------------------
shall inure to the benefit of the Company, the Banks and the Administrative Agent and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

     Section 4.8   Counterparts.  This Amendment may be executed in one or more
                   ------------
counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 4.9   Effect of Waiver.  No consent or waiver, express or implied,
                   ----------------
by the Banks to or for any breach of or deviation from any covenant, condition or duty by the Company or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 4.10  Headings.  The headings, captions, and arrangements used in
                   --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 4.11  ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS,
                   ----------------
DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Section 4.12  Reaffirmation of Guaranty.  The undersigned Guarantors of the
                   -------------------------
obligations of the Company to the Banks under the Credit Agreement and the other Loan Documents each hereby: (i) consents to the execution and delivery of the foregoing Amendment, (ii) agrees that the Amendment shall not limit or diminish the obligations of the undersigned under the Credit Agreement as Guarantors,
(iii) reaffirms its obligations under its Guaranty and (iv) agrees that the Guaranty remains in full force and effect and is hereby ratified and confirmed.

             [The remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                      THE COMPANY:

                                      ENCOMPASS SERVICES CORPORATION


                                      By: /s/ DARREN B. MILLER
                                         -------------------------------------
                                      Name:  Darren B. Miller
                                      Title: Senior Vice President

GUARANTORS:
----------

ADVENT ELECTRIC CO., INC.
AMERICAN AIR COMPANY, INC.
ATLANTIC ELECTRIC COMPANY, INC.
BARNES IVEY MECHANICAL COMPANY, L.L.C.
B&R ELECTRICAL SERVICES, INC.
BELTLINE MECHANICAL SERVICES, INC.
BRAZOSPORT MANAGEMENT, INC.
BUILDING ONE MECHANICAL SERVICES, INC. (TO BE NAMED ENCOMPASS MECHANICAL SERVICES, INC.)
BUILDING ONE COMMERCIAL, INC. (F/K/A SPANN BUILDING MAINTENANCE COMPANY, TO BE NAMED ENCOMPASS COMMERCIAL, INC.)
BUILDING ONE SERVICE SOLUTIONS, INC.
BUYR, INC.
CHAMBERS ELECTRONIC COMMUNICATIONS, INC.
CONSOLIDATED ELECTRICAL GROUP, INC.
CRAMAR ELECTRIC, INC.
C.R. HIPP CONSTRUCTION CO., INC.
D&P JANITORIAL, INC.
DEL-AIR SERVICE COMPANY, INC.
D/FW MECHANICAL SERVICES, INC.
DIRECT ENGINEERED MAINTENANCE, INC.
DIVERSIFIED MANAGEMENT SERVICES, U.S.A., INC.
EDG POWER GROUP, INC.
ELECTRICAL CONTRACTING, INC.
ELECTRICAL DESIGN & CONSTRUCTION, INC.
ENGINEERING DESIGN GROUP, INC.
FACILITYDIRECT.COM, LLC (F/K/A ALLIANCE SUPPLY CO., LLC)
FRED CLARK ELECTRICAL CONTRACTOR, INC.
GAMEWELL MECHANICAL, INC.
GARFIELD-INDECON ELECTRICAL SERVICES, INC.
G.S. FINANCIAL, INC.
G.S. GROUP, INC.
G.S.I. OF CALIFORNIA, INC.
GULF STATES, INC.
HYDRO COOLING, INC.
INTERSTATE BUILDING SERVICES, LLC
IVEY MECHANICAL COMPANY, INC.
IVEY MECHANICAL SERVICES, L.L.C.
K & A MECHANICAL, INC.
THE LEWIS COMPANIES, INC.
LEXINGTON/IVEY MECHANICAL COMPANY, LLC
MCINTOSH MECHANICAL, INC.
MH TECHNOLOGIES, INC.
NATIONAL NETWORK SERVICES, INC.

OIL CAPITAL ELECTRIC, INC.
OMNI MECHANICAL COMPANY
OMNI MECHANICAL SERVICES, By Omni Mechanical Company
POTTER ELECTRIC CO., INC.
PROCESS DESIGN BUILDERS, LLC
PRO WIRE SECURITY SYSTEMS, INC.
REGENCY ELECTRIC COMPANY, INC.
REGENCY ELECTRIC COMPANY ATLANTA OFFICE
REGENCY ELECTRIC COMPANY CHARLOTTE OFFICE, INC.
REGENCY ELECTRIC COMPANY JACKSONVILLE OFFICE, INC.
REGENCY ELECTRIC COMPANY MEMPHIS OFFICE, INC.
REGENCY ELECTRIC COMPANY ORLANDO OFFICE, INC.
REGENCY ELECTRIC COMPANY PROJECTS GROUP, INC.
REGENCY ELECTRIC COMPANY SOUTH FLORIDA OFFICE, INC.
RIVIERA ELECTRIC CONSTRUCTION CO.
RIVIERA ELECTRIC OF CALIFORNIA, INC.
ROBINSON MECHANICAL COMPANY
SANDERS BROS, INC.
SKC ELECTRIC, INC.
SKCE, INC.
S.L. PAGE CORPORATION
SULLIVAN ELECTRIC, INC.
TAYLOR-HUNT ELECTRIC, INC. (F/K/A TAYLOR ELECTRIC, INC.)
TESTRONICS, INC.
TOWN & COUNTRY ELECTRIC, INC.
TRI-CITY ELECTRICAL CONTRACTORS, INC.
TRI-M BUILDING AUTOMATION SYSTEMS CORP.
TRI-M CORPORATION
TRI-M ELECTRICAL CONSTRUCTION CORP.
TRI-M HOLDING CORP.
TSE ACQUISITION CORP.
TRI-STATE ACQUISITION CORP.
WALKER ENGINEERING, INC.
WALTER C. DAVIS & SON, INCORPORATED
WATSON ELECTRICAL CONSTRUCTION CO.
WILSON ELECTRIC COMPANY, INC.
WAYZATA, INC.
ZWART, INC. (D/B/A MOUNTAIN VIEW ELECTRIC, INC.)

AA ADVANCE AIR, INC.
AA JARL, INC.
A-ABC APPLIANCE, INC.
A-ABC SERVICES, INC.
A-1 MECHANICAL OF LANSING, INC.
AIR CONDITIONING ENGINEERS, INC.
AIR CONDITIONING, PLUMBING & HEATING SERVICE CO., INC.
AIRCON ENERGY INCORPORATED

AIR SYSTEMS, INC.
AIRTRON, INC.
AIRTRON OF CENTRAL FLORIDA, INC.
ALL SERVICE ELECTRIC, INC.
ARKANSAS MECHANICAL SERVICES, INC.
ATLANTIC INDUSTRIAL CONSTRUCTORS, INC.
CALLAHAN ROACH PRODUCTS & PUBLICATIONS, INC.
CARDINAL CONTRACTING CORPORATION
CENTRAL AIR CONDITIONING CONTRACTORS, INC.
CENTRAL CAROLINA AIR CONDITIONING COMPANY
CHAPEL ELECTRIC CO.
CHARLIE CRAWFORD, INC.
CLARK CONVERSE ELECTRIC SERVICE, INC.
COLONIAL AIR CONDITIONING COMPANY
COMMERCIAL AIR HOLDING COMPANY
COMMERCIAL AIR, POWER & CABLE, INC.
CONTINENTAL ELECTRICAL CONSTRUCTION CO.
COSTA AND RIHL, INC.
COSTA & RIHL PLUMBING, INC.
COSTNER BROTHERS, INC.
DIVCO, INC.
DYNALINK CORPORATION
ELECTRICAL ASSOCIATES OF DALLAS, INC.
EVANS SERVICES, INC.
THE FARFIELD COMPANY
FERGUSON ELECTRIC CORPORATION
GENTZLER ELECTRICAL CONTRACTORS, INC.
GILBERT MECHANICAL CONTRACTORS, INC.
GROUPMAC FACILITY SERVICES, INC. (TO BE NAMED ENCOMPASS FACILITY SERVICES, INC.) GROUPMAC HOLDING CORP. (TO BE NAMED ENCOMPASS HOLDING CORP.), By Airtron, Inc.
     and Paul E. Smith Co., Inc.
GROUPMAC INDIANA, L.L.C. (TO BE NAMED ENCOMPASS INDIANA, L.L.C.)
GROUPMAC MARYLAND CORP. (TO BE NAMED ENCOMPASS MARYLAND CORP.)
GROUPMAC TEXAS L.P. (TO BE NAMED ENCOMPASS TEXAS L.P.), By GroupMAC Holding
  Corp.
HPS PLUMBING SERVICES, INC.
HALLMARK AIR CONDITIONING, INC.
HUNGERFORD MECHANICAL CORPORATION
J.D. STEWARD AIR CONDITIONING, INC.
K & N PLUMBING, HEATING AND AIR CONDITIONING, INC.
LANEY'S, INC.
LINFORD SERVICE CO.
L.T. MECHANICAL, INC.
MACDONALD-MILLER CO., INC.
MACDONALD-MILLER INDUSTRIES, INC.
MACDONALD-MILLER OF OREGON, INC.
MACDONALD-MILLER SERVICE, INC.
MASTERS, INC.

MECHANICAL INTERIORS, INC.
MECHANICAL SERVICES OF ORLANDO, INC.
MERRITT ISLAND AIR & HEAT, INC.
NEW CONSTRUCTION AIR CONDITIONING, INC.
NORON, INC.
PACIFIC RIM MECHANICAL CONTRACTORS, INC.
PAUL E. SMITH CO., INC.
PHOENIX ELECTRIC COMPANY
RAY AND CLAUDE GOODWIN, INC.
RELIABLE MECHANICAL, INC.
ROMANOFF ELECTRIC CORP.
SEQUOYAH CORPORATION
SIBLEY SERVICES, INCORPORATED
SNYDER MECHANICAL
SOUTHEAST MECHANICAL SERVICE, INC.
STATEWIDE HEATING & AIR CONDITIONING, INC.
STEPHEN C. POMEROY, INC.
STERLING AIR CONDITIONING, INC.
SUN PLUMBING, INC.
TEAM MECHANICAL, INC.
TOWER ELECTRIC COMPANY
TRINITY CONTRACTORS, INC.
UNITED ACQUISITION CORP.
VALLEY WIDE PLUMBING AND HEATING, INC.
VAN'S COMFORTEMP AIR CONDITIONING, INC.
VANTAGE MECHANICAL CONTRACTORS, INC.
VERMONT MECHANICAL, INC.
WADE'S HEATING & COOLING, INC.
WIEGOLD & SONS, INC.
WILLIS REFRIGERATION, AIR CONDITIONING & HEATING, INC.
YALE INCORPORATED



By:    /s/ DARREN B. MILLER
       --------------------
Name:  Darren B. Miller
Title: Vice President
       Acting on Behalf of Each of the Above



GROUPMAC MANAGEMENT CO. (to be named Encompass Management Co.)


By:    /s/ DARREN B. MILLER
       --------------------
Name:  Darren B. Miller
Title: Executive Vice President

                                    ADMINISTRATIVE AGENT/BANK:

                                    BANK OF AMERICA, N.A.
                                    as Administrative Agent and Individually, as a Bank


                                    By:    /s/ RICHARD L. NICHOLS, JR.
                                           ---------------------------------
                                    Name:  Richard L. Nichols, Jr.
                                    Title: Managing Director

                                    SYNDICATION-AGENT/BANK:

                                    CHASE BANK OF TEXAS,
                                    NATIONAL ASSOCIATION
                                    as Syndication Agent and
                                    Individually, as a Bank

                                    By:    /s/ JAMES R. DOLPHIN
                                           -----------------------------
                                    Name:  James R. Dolphin
                                    Title: Senior Vice President

                                    DOCUMENTATION AGENT/BANK:

                                    FIRST UNION NATIONAL BANK
                                    as Documentation Agent and
                                    Individually, as a Bank

                                    By:    /s/  DAVID C. HAUGLID
                                           -----------------------------
                                    Name:  David C. Hauglid
                                    Title: Vice President

                              BANKS:

                              ABN-AMRO BANK NV


                              By:    /s/ LAURIE C. TUZO
                                     -------------------------------
                              Name:  Laurie C. Tuzo
                              Title: Senior Vice President

                              By:    /s/ ERIC R. HOLLINGSWORTH
                                     -------------------------
                              Name:  Eric R. Hollingsworth
                              Title: Vice President

                                    BANK AUSTRIA CREDITANSTALT
                                    CORPORATE FINANCE, INC.


                                    By:    /s/ STEPHEN W. HIPP
                                           --------------------------
                                    Name:  Stephen W. Hipp
                                    Title: Senior Associate


                                    By:    /s/ JOHN G. TAYLOR
                                           ---------------------------
                                    Name:  John G. Taylor
                                    Title: Vice President

                                   THE GOVERNOR AND COMPANY OF
                                   THE BANK OF IRELAND



                                   By:    /s/ BRENDAN MCLOUGHLIN
                                          -------------------------------
                                   Name:  Brendan McLoughlin
                                   Title: Manager

                                   By:    /s/ MARTINA MAHER
                                          -------------------------------
                                   Name:  Martina Maher
                                   Title: Authorised Signatory

                                    THE BANK OF NOVA SCOTIA


                                    By: /s/ M. D. SMITH
                                        ---------------
                                    Name:  M. D. Smith
                                    Title: Agent Operations

                                    BANK ONE, N.A.

                                    By: /s/ GREG SMOTHERS
                                        -----------------
                                    Name:  Greg Smothers
                                    Title: Vice President

                                    BANKBOSTON, N.A.


                                    By:    _________________
                                    Name:  _________________
                                    Title: _________________

                                    BANKERS TRUST COMPANY


                                    By:    __________________
                                    Name:  __________________
                                    Title: __________________

                                    CITICORP USA, INC.


                                    By: /s/ MARK R. FLOYD
                                        -----------------
                                    Name:  Mark R. Floyd
                                    Title: Attorney in Fact

                                    COMERICA BANK


                                    By: /s/ MARK B. GROVER
                                        ------------------
                                    Name:  Mark B. Grover
                                    Title: First Vice President

                                    MANAGING AGENT/LENDER:

                                    CREDIT LYONNAIS,
                                    New York Branch


                                    By:  /s/ PHILLIPPE SOUSTRA
                                         ---------------------
                                    Name:  Phillippe Soustra
                                    Title: Senior Vice President

                                    GMAC COMMERCIAL CREDIT LLC


                                    By:    ________________________
                                    Name:  ________________________
                                    Title: ________________________

                                    By:    ________________________
                                    Name:  ________________________
                                    Title: ________________________

                                    MERCANTILE BANK
                                    NATIONAL ASSOCIATION


                                    By: /s/ GREGORY L. DRYDEN
                                        ---------------------
                                    Name:  Gregory L. Dryden
                                    Title: Vice President

                                    THE MITSUBISHI TRUST
                                    AND BANKING CORPORATION


                                    By:    ________________________
                                    Name:  ________________________
                                    Title: ________________________

                                    NATIONAL CITY BANK
                                    OF KENTUCKY


                                    By: /s/ TODD W. ETHINGTON
                                        ---------------------
                                    Name:  Todd W. Ethington
                                    Title: Vice President

                                    PARIBAS


                                    By:    ______________________________
                                    Name:  ______________________________
                                    Title: ______________________________

                                    By:    ______________________________
                                    Name:  ______________________________
                                    Title: ______________________________

                                    SOVEREIGN BANK


                                    By:    ______________________________
                                    Name:  ______________________________
                                    Title: ______________________________

                                       THE SUMITOMO TRUST & BANKING CO., LTD.,
                                       NEW YORK BRANCH


                                       By:    ______________________________
                                       Name:  ______________________________
                                       Title: ______________________________

                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:  /s/ J. SCOTT JESSUP
                                         -------------------
                                    Name:  J. Scott Jessup
                                    Title:  Vice President